UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

PETER KIEWIT SONS’, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

_____________________________________________________________________________________

(2)

Aggregate number of securities to which transaction applies:

_____________________________________________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________________

(4)

Proposed maximum aggregate value of transaction: ____________________________________________

(5)

Total fee paid: ____________________________________________________________________

[   ]         Fee paid previously with preliminary materials.

[   ]         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

or the form or schedule and the date of its filing.

(1)

Amount previously paid: _________________________________________________________________

(2)

Form, Schedule or Registration Statement No.: _______________________________________________

(3)

Filing Party: __________________________________________________________________________

(4)

Date Filed: ___________________________________________________________________________

[PETER KIEWIT SONS’, INC. LETTERHEAD]

March 15, 2007

Dear PKS Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of Peter Kiewit Sons’, Inc. (the “Company”) to be held at 10:00 a.m. on Monday, April 16, 2007, at Kiewit Plaza, Omaha, Nebraska 68131.

Information concerning the matters to be considered and voted upon at the Annual Meeting is set forth in the attached Notice of Annual Meeting and Proxy Statement. The Company’s 2006 Annual Report on Form 10-K is also enclosed for your review and information.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, please sign, date and return your Proxy in the enclosed envelope as soon as possible. The execution and delivery of a Proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting.

Sincerely,

/s/ Kenneth E. Stinson

Kenneth E. Stinson

Chairman of the Board

PETER KIEWIT SONS’, INC.

Kiewit Plaza

Omaha, Nebraska 68131

NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS

To Be Held Monday, April 16, 2007

To the Stockholders of Peter Kiewit Sons’, Inc.:

The Annual Meeting (“Annual Meeting”) of the holders (the “Stockholders”) of the $0.01 par value common stock (“Common Stock”) of Peter Kiewit Sons’, Inc., a Delaware corporation (the “Company”), will be held on Monday, April 16, 2007, at 10:00 a.m. local time, at Kiewit Plaza, Omaha, Nebraska 68131, for the following purposes:

1.

To approve an amendment to the Company’s Restated Certificate of Incorporation (“Certificate”) to make technical corrections relating to the application of Statement of Financial Accounting Standards No. 150 (the “Certificate Amendment”);

2.

To approve an amendment of the Peter Kiewit Sons’, Inc. 2004 Bonus Plan to make technical corrections relating to the application of Statement of Financial Accounting Standards No. 150 (the “Bonus Plan Amendment”);

3.

To elect fifteen (15) directors to hold office as specified in the attached Proxy Statement; and

4.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on February 28, 2007 (the “Record Date”) as the record date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. No business other than the Certificate Amendment, the Bonus Plan Amendment and the election of directors is expected to be considered at the Annual Meeting or at any adjournment or postponement thereof. This Notice, the Proxy Statement and the accompanying proxy are first being mailed to Stockholders of record as of the Record Date on or about March 15, 2007.

The matters to be considered at the Annual Meeting are more fully described in the accompanying Proxy Statement.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

By Order of the Board of Directors

/s/ Kenneth E. Stinson

Kenneth E. Stinson

Chairman of the Board

March 15, 2007

PETER KIEWIT SONS’, INC.

Kiewit Plaza

Omaha, Nebraska 68131

PROXY STATEMENT

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS

To Be Held Monday, April 16, 2007

THE MEETING; VOTING AND SOLICITATION

Date, Time and Place of the Annual Meeting

The Annual Meeting (“Annual Meeting”) of the holders (the “Stockholders”) of the $0.01 par value common stock (“Common Stock”) of Peter Kiewit Sons’, Inc., a Delaware corporation (the “Company”), will be held on Monday, April 16, 2007, at 10:00 a.m. local time, at Kiewit Plaza, Omaha, Nebraska 68131.

Annual Meeting Record Date

As of February 28, 2007, the record date for the determination of persons entitled to vote at the Annual Meeting (the “Record Date”), there were 18,560,855 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon by the Stockholders at the Annual Meeting.

Purpose of the Annual Meeting

This Proxy Statement (“Proxy Statement”) is being furnished to Stockholders of record as of the Record Date in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) to be voted at the Annual Meeting, or any adjournment or postponement thereof, for the purpose of considering the following matters: (a) to approve an amendment to the Company’s Restated Certificate of Incorporation (“Certificate”) to make technical corrections relating to the application of Statement of Financial Accounting Standards No. 150 (the “Certificate Amendment”); (b) to approve an amendment of the Peter Kiewit Sons’, Inc. 2004 Bonus Plan to make technical corrections relating to the application of Statement of Financial Accounting Standards No. 150 (the “Bonus Plan Amendment”); (c) to elect fifteen (15) directors to hold office as specified herein; and (d) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Date of Provision of Proxy Statement

This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy are first being mailed to Stockholders of record as of the Record Date on or about March 15, 2007.

Appraisal Rights

Stockholders will not be entitled to appraisal rights as a result of the matters proposed to be considered at the Annual Meeting.

Voting

The Certificate provides the Stockholders with the option of cumulative voting in any election of directors. A proxy form which provides for cumulative voting will be provided promptly to any Stockholder upon request, by writing the Stock Registrar at Kiewit Plaza, Omaha, Nebraska 68131, or by calling him at (402) 342-2052. Under the cumulative voting method, the number of a Stockholder’s shares of Common Stock is first multiplied by the number of directors to be elected. The resulting number of votes may then be voted for a single nominee or distributed among some or all of the nominees. After the voting is closed, the nominees are ranked in order by the number of votes received. The highest ranking nominees are then elected until the number of open directorships is filled.

The approval of the Certificate Amendment requires the affirmative vote of the holders of at least 66⅔% of the issued and outstanding shares of Common Stock. The approval of the Bonus Plan Amendment requires the affirmative vote of the holders of the majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. The approval of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect the nominees as directors.

Stockholders can vote on matters presented at the Annual Meeting by either voting in person or by signing, dating and returning the enclosed proxy. With respect to the Certificate Amendment and the Bonus Plan Amendment, the enclosed proxy may be marked for or against such proposals, or the Stockholder may abstain from voting on such proposals. In the election of directors, the enclosed proxy may be marked for the election of all, some or none of the nominees for director.

As of the Record Date, there were 18,560,855 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is required to constitute a quorum at the Annual Meeting. Under applicable Delaware law, abstentions and “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and “non-votes” will have the effect of a vote against the Certificate Amendment and a vote against the Bonus Plan Amendment. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

Proxies

All shares of Common Stock represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, it will be voted FOR approval of the Certificate Amendment, FOR approval of the Bonus Plan Amendment, FOR the Board’s nominees for director, and in accordance with the proxy holders’ best judgment as to any other business raised at the Annual Meeting.

Any Stockholder who delivers a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking the proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting.

Solicitation Costs

The Company will bear its own cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain directors, officers and other employees of the Company, not specially employed for the purpose, by personal interview, telephone or e-mail. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

DIRECTOR NOMINEES

The Board has determined that fifteen (15) directors are to be elected to the Board at the Annual Meeting. All the nominees are current directors of the Company. Each nominee has agreed to serve as a director, if elected. Directors will be elected to serve until the next annual election and until their successors are duly elected and qualified. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the proxy holders named in the proxy will vote for that nominee, if any, in their discretion as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

Information as to each nominee for director is set forth below.

Name	Business Experience	Age

Mogens C. Bay

Mr. Bay has been Chairman of Valmont Industries, Inc. since January 1997 and President and Chief Executive Officer of Valmont Industries, Inc. since August 1993. Mr. Bay has been a director of the Company since March 1999 and is the Chairman of the Compensation Committee of the Board and a member of the Audit Committee of the Board. Mr. Bay is considered to be “independent” in accordance with the Company’s independence standards. Mr. Bay is currently also a director and member of the audit committee and corporate governance committee of ConAgra Foods, Inc. and is a director of Valmont Industries, Inc.

		58

Scott L. Cassels

Mr. Cassels has been a Division Manager of the Company since May 2002. Mr. Cassels has been a Senior Vice President of Kiewit Corporation, a subsidiary of the Company, since December 2004, a Senior Vice President of Kiewit Construction Company, a subsidiary of the Company, since June 2002 and President of Gilbert Industrial Corporation, a subsidiary of the Company, since June 2002. Mr. Cassels was President of Gilbert Central Corp., a subsidiary of the Company, from June 2002 to June 2003 and was President of Kiewit Southern Co., a subsidiary of the Company, from August 1994 to June 2002. Mr. Cassels has been a director of the Company since June 2004 and is a member of the Executive Committee of the Board.

		48

Richard W. Colf	Mr. Colf has been an Executive Vice President of the Company since July 1998. Mr. Colf has been an Executive Vice President of Kiewit Corporation since December 2004 and an Executive Vice President of Kiewit Pacific Co., a subsidiary of the Company, since September 1998. Mr. Colf has been a director of the Company since August 1997 and is a member of the Executive Committee of the Board. Mr. Colf was first elected to the board of directors of the Company’s former parent corporation in 1994.	63

Richard Geary	Mr. Geary was an Executive Vice President of the Company from August 1997 to July 1998. Mr. Geary has been a director of the Company since August 1997. Mr. Geary is currently also a trustee and past Chairman of the Oregon Health Sciences University Foundation. Mr. Geary was first elected to the board of directors of the Company’s former parent corporation in 1988.	71

Bruce E. Grewcock

Mr. Grewcock has been Chief Executive Officer of the Company since December 2004 and President of the Company since December 2000. Mr. Grewcock was Chief Operating Officer of the Company from December 2000 until December 2004 and was an Executive Vice President of the Company from August 1997 until December 2000. Mr. Grewcock has been President and Chief Executive Officer of Kiewit Corporation since December 2004. Mr. Grewcock has been a director of the Company since August 1997 and is a member of the Executive Committee of the Board. Mr. Grewcock was first elected to the board of directors of the Company’s former parent corporation in 1994.

		53

Steven Hansen	Mr. Hansen has been a Division Manager of the Company since December 1997. Mr. Hansen has been a Senior Vice President of Kiewit Corporation since December 2004, a Senior Vice President of Kiewit Construction Company since June 1999 and a Senior Vice President of Kiewit Pacific Co. since June 1998. Mr. Hansen has been a director of the Company since June 2004 and is a member of the Executive Committee of the Board.	60

Allan K. Kirkwood	Mr. Kirkwood was an Executive Vice President of the Company from July 1998 until June 2004. Mr. Kirkwood has been a director of the Company since August 1997. Mr. Kirkwood was first elected to the board of directors of the Company’s former parent corporation in 1997.	63

Michael R. McCarthy

Mr. McCarthy has been Chairman of McCarthy Group, Inc. for more than the last five years. Mr. McCarthy has been a director of the Company since June 2001 and is the Chairman of the Audit Committee of the Board and a member of the Compensation Committee of the Board. Mr. McCarthy is considered to be “independent” in accordance with the Company’s independence standards. Mr. McCarthy is currently also a director, chairman of the compensation committee and member of the nominating and corporate governance committee of Cabela’s Incorporated, a director and member of the nominating committee of Kiewit Investment Fund LLLP,  a director and member of the compensation committee of HDR, Inc., Election Systems & Software, Inc. and Streck Laboratories, Inc., a director and member of the audit committee of World’s Foremost Bank, and is a director of McCarthy Group, Inc.

		55

Christopher J. Murphy

Mr. Murphy has been a Division Manager and Vice President of the Company since August 2004. Mr. Murphy has been a Senior Vice President of Kiewit Corporation since December 2004 and President of Kiewit Mining Group Inc., a subsidiary of the Company, since October 2005. Mr. Murphy was President of Rinker Materials Corporation’s Western United States Division from October 2002 until August 2004. Mr. Murphy was a Director, President and Chief Executive Officer of Kiewit Materials Company, a former subsidiary of the Company, from June 2000 until October 2002. Prior to serving as Director, President and Chief Executive Officer of Kiewit Materials Company, since January 1980, Mr. Murphy held various positions with Decker Coal Company and Kiewit Mining Group Inc. Mr. Murphy has been a director of the Company since June 2006.

		52

Douglas E. Patterson	Mr. Patterson has been an Executive Vice President of the Company since November 2001. Mr. Patterson has been an Executive Vice President of Kiewit Corporation since December 2004. Mr. Patterson has been a director of the Company since June 2001 and is a member of the Executive Committee of the Board.	55

R. Michael Phelps	Mr. Phelps has been a Division Manager of the Company since May 1999. Mr. Phelps has been a Senior Vice President of Kiewit Corporation since December 2004, a Senior Vice President of Kiewit Construction Company since June 2004, a Senior Vice President of Kiewit Pacific Co. since June 1999, and a Senior Vice President of Kiewit Western Co., a subsidiary of the Company, since July 1999. Mr. Phelps has been a director of the Company since June 2004 and is a member of the Executive Committee of the Board.	53

Kirk R. Samuelson	Mr. Samuelson has been a Division Manager of the Company since November 2001. Mr. Samuelson has been a Senior Vice President of Kiewit Corporation since December 2004, a Senior Vice President of Kiewit Construction Company since June 2002, a Senior Vice President of Kiewit Pacific Co. since June 2005, a Senior Vice President of Kiewit Western Co. since June 2002 and President of Kiewit Federal Group Inc., a subsidiary of the Company, since June 2005. Mr. Samuelson has been a director of the Company since June 2006.	49

Walter Scott, Jr.	Mr. Scott has been the Chairman of the Board of Level 3 Communications, Inc. for more than the last five years. Mr. Scott has been a director and Chairman Emeritus of the Company since August 1997. Mr. Scott is currently also a director and chairman of the audit committee of Valmont Industries, Inc., and is a director of Berkshire Hathaway Inc., MidAmerican Energy Holdings Company, Commonwealth Telephone Enterprises, Inc. and Level 3 Communications, Inc. Mr. Scott was first elected to the board of directors of the Company’s former parent corporation in 1964.	75

Thomas S. Shelby	Mr. Shelby has been a Division Manager of the Company since June 2004. Mr. Shelby has been a Senior Vice President of Kiewit Corporation since December 2004, a Senior Vice President of Kiewit Construction Company since June 2004, President of Kiewit Energy Group Inc., a subsidiary of the Company, since June 2005 and was the President of Kiewit Industrial Co., a subsidiary of the Company, from June 2001 to June 2004. Mr. Shelby has been a director of the Company since June 2006.	48

Kenneth E. Stinson

Mr. Stinson was Chief Executive Officer of the Company from March 1998 until December 2004 and was President of the Company from August 1997 until December 2000. Mr. Stinson has been a director and Chairman of the Board of the Company since August 1997 and is the Chairman of the Executive Committee of the Board. Mr. Stinson is also currently a director and a member of the audit committee and corporate governance committee of ConAgra Foods, Inc., and is a director of Kiewit Investment Fund LLLP and Valmont Industries, Inc. Mr. Stinson was first elected to the board of directors of the Company’s former parent corporation in 1987.

		64

The Board unanimously recommends a vote FOR the nominees identified above.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Board of Directors

In 2006, the Board had 4 formal meetings and acted by written consent in lieu of a meeting on 6 occasions. In 2006, no director attended less than 75% of the aggregate of the total number of meetings of the Board and the committees of which he was a member. The Company does not have a formal policy regarding attendance by members of the Board at annual Stockholder meetings.

Independent Directors

Although the Company is not a “listed issuer”, the Company applies the “independence” standards specified in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Based upon those standards, the Board has determined that both Messrs. Bay and McCarthy are independent directors. In making this determination the Board reviewed a report prepared by the General Counsel and Chief Financial Officer of the Company which listed all transactions involving the Company and its affiliates and each of Messrs. Bay and McCarthy and their respective affiliates to ensure that no limitations set forth in Rule 4200(a)(15) were exceeded. This report was prepared based upon a review of Mr. Bay’s and McCarthy’s Annual Director and Officer Questionnaire and the Company’s accounting records. During the Board’s review, the Board considered the fact that in the ordinary course of business, transactions may occur between the Company and other companies at which Mr. Bay and Mr. McCarthy are or have been officers or directors. In each case, the amount of transactions from these companies did not approach the Rule 4200(a)(15) dollar limitations. In addition to the transactions disclosed in “Certain Relationships and Related Person Transactions” below, the Board also reviewed transactions between a subsidiary of the Company and Cabela’s Incorporated and between several of the Company’s subsidiaries and several subsidiaries of HDR, Inc., both entities of which Michael R. McCarthy is a director; several transactions between subsidiaries of the Company and Valmont Industries, Inc., an entity of which Mogens C. Bay is the Chief Executive Officer, President and Chairman of the Board; and several transactions involving, and contributions made to, organizations (including charitable organizations) for which Mr. Bay and/or his family members had a volunteer relationship.

Committees of the Board of Directors

The Board has an Audit Committee, a Compensation Committee and an Executive Committee. The Company does not have a separate nominating committee, nor does the Company have a separate charter for a nominating committee.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to: (a) the Company’s financial reporting process, (b) the audit process, (c) the independent public accountant’s qualifications and independence, and (d) the process for monitoring compliance by the Company with applicable laws and regulations, including those promulgated by the United States Securities and Exchange Commission (“SEC”). The current Audit Committee members are Messrs. Bay and McCarthy (Chairman). Both Messrs. Bay and McCarthy are considered to be “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. In addition, both Messrs. Bay and McCarthy have been determined by the Board to be “financial experts” as defined by Item 401(h)(2) of Regulation S-K. The Audit Committee had 7 formal meetings in 2006. The Audit Committee Charter, which was adopted by the Board on October 31, 2003, is attached to this Proxy Statement as Appendix I.

The Compensation Committee: (a) reviews and approves or disapproves all compensation of whatever nature to be paid to the Chief Executive Officer and the Chief Financial Officer of the Company, the Company’s next three highest paid executive officers (the “Named Executive Officers”), the other executive officers of the Company, and any other persons as determined by the Board; (b) reviews and approves the ownership of the Company’s securities by the Named Executive Officers; (c) establishes and administers performance goals pursuant to the Company’s executive bonus plans, if any, adopted pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and (d) approves or disapproves, on behalf of the Board, the creation of any new bonus plans for the executive officers of the Company pursuant to Section 162(m) of the Code. Although the Compensation Committee does not delegate any of its authority or obligations, the Compensation Committee relies on information and recommendations provided and made by senior management of the Company, including the Chief Executive Officer. Neither the Company nor the Compensation Committee has historically engaged compensation consultants to assist in determining or recommending the amount or form of executive or director compensation, but would consider doing so in those situations where either the Company or the Compensation Committee felt it was warranted or appropriate. The current Compensation Committee members are Messrs. Bay (Chairman) and McCarthy. The Compensation Committee had 3 formal meetings and acted by written consent in lieu of a meeting on 2 occasions in 2006. The Compensation Committee Charter, which was adopted  by the Board on February 27, 2007, is attached to this Proxy Statement as Appendix II.

The Executive Committee exercises, to the maximum extent permitted by law, all powers of the Board between Board meetings, except those functions assigned to specific committees. The current Executive Committee members are Messrs. Stinson (Chairman), Cassels, Colf, Grewcock, Hansen, Patterson and Phelps. The Executive Committee had 10 formal meetings and acted by written consent in lieu of a meeting on 3 occasions in 2006.

Director Nominations

As noted above, the Company does not have a nominating committee. Rather, the Certificate provides the incumbent directors with the authority to nominate a slate of directors for election at the Annual Meeting. On February 27, 2007, the incumbent directors, the majority of which are not “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, nominated the slate listed on pages 2 - 4 of this Proxy Statement.

The Company is not a “listed issuer” and is thus not required to have a nominating committee. Further, the Board does not believe that a formal nominating committee is necessary, since there have historically been few vacancies on the Board and the majority of directors have been employees of the Company or its subsidiaries who are well known to members of the Board. Nominees to fill vacancies have been identified through discussions between the Chairman and the members of the Executive Committee, with input from other Board members as needed.

The Company has not received director candidate recommendations from its Stockholders and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from Stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. The Company does not intend to treat Stockholder recommendations in any manner different from other recommendations. The procedures for suggesting a potential nominee for director are described under the caption “Stockholder Proposals” later in this Proxy Statement. There have been no material changes to the procedures by which Stockholders may recommend nominees to the Board from the nomination procedures described in the Company’s Definitive Proxy Statement for its 2006 Annual Meeting.

Although the Board has not adopted a policy with respect to minimum qualifications for Board members, substantial relevant business and industry experience would generally be considered important qualifying criteria. In addition, under the terms of the Certificate, no more than three (3) directors may be “non-inside directors” and the balance must be “inside directors”. “Inside directors” are defined to include: (a) directors who (i) currently are Stockholders and officers of the Company; (ii) currently are officers of either (A) the Company, or (B) a subsidiary which is engaged primarily in the construction, mining or materials businesses; and (iii) either (A) were continuously employed by the Company, its predecessor, former parent corporation or such a subsidiary for at least six (6) years before becoming a director, or (B) were employed by the Company, its predecessor, former parent corporation, such a subsidiary and/or a former subsidiary for at least fifteen (15) years, in the aggregate, before becoming a director; or (b) directors who previously met the qualifications specified in (a) for at least an eight (8) year period.

Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would consider doing so in those situations where particular qualifications are required to fill a vacancy and the Board’s contacts are not sufficient to identify an appropriate candidate.

RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

Elk Mountain Ventures, Inc., a corporation controlled by Walter Scott, Jr., a director of the Company, and Kiewit Engineering Co., a subsidiary of the Company, are parties to various aircraft operating agreements pursuant to which Kiewit Engineering Co. provides Elk Mountain Ventures, Inc. with aircraft maintenance, operations and related services. During 2006, Elk Mountain Ventures, Inc. reimbursed Kiewit Engineering Co. approximately $1.1 million in expenses incurred in connection with the operation of Elk Mountain Ventures Inc.'s aircraft. Elk Mountain Ventures, Inc. also paid Kiewit Engineering Co. a management fee of $34,000.

MidAmerican Energy Holdings Company and Kiewit Engineering Co. are parties to various aircraft operating agreements pursuant to which Kiewit Engineering Co. provides MidAmerican Energy Holdings Company with aircraft maintenance, operations and related services.  During 2006, MidAmerican Energy Holdings Company reimbursed Kiewit Engineering Co. approximately $1.4 million in expenses incurred in connection with the operation of MidAmerican Energy Holdings Company’s aircraft.  MidAmerican Energy Holdings Company also paid Kiewit Engineering Co. a management fee of $40,000. During 2006, several subsidiaries of the Company also provided construction services to subsidiaries of MidAmerican Energy Holdings Company and recognized revenue of approximately $53 million.  Mr. Scott, a director of the Company, is a director of MidAmerican Energy Holdings Company and holder of in excess of 10% of the issued and outstanding shares of common stock of MidAmerican Energy Holdings Company.

During 2006, Kiewit Building Group Inc., a subsidiary of the Company, provided construction services for Valmont Industries, Inc. and recognized revenue of approximately $300,000. Mogens C. Bay, a director of the Company, is the Chief Executive Officer, President and Chairman of the Board of Valmont Industries, Inc.

During 2006, the following directors and executive officers of the Company purchased shares of Common Stock from the Company in excess of $120,000 (such shares were purchased at the then-applicable formula price of $46.25 per share): (a) Bruce E. Grewcock – 150,000 shares for $6,937,500; (b) R. Michael Phelps – 50,000 shares for $2,312,500; (c) Christopher J. Murphy – 40,000 shares for $1,850,000; (d) Douglas E. Patterson - 40,000 shares for $1,850,000; (e) Thomas S. Shelby - 40,000 shares for $1,850,000; (f) Scott L. Cassels – 30,000 shares for $1,387,500; (g) Kirk R. Samuelson – 25,000 shares for $1,156,250; (h) Michael J. Piechoski – 18,000 shares for $832,500; (i) Ben E. Muraskin – 8,000 shares for $370,000; (j) Tobin A. Schropp – 5,000 shares for $231,250; and (k) Michael J. Whetstine - 3,000 shares for $138,750.

During 2006, in connection with his previously announced retirement and agreement to resell his shares of Common Stock back to the Company over a four year period, Kenneth E. Stinson sold 367,702 of his shares of Common Stock back to the Company for $17,612,925.80 (such shares were sold at the then-applicable formula price of $47.90 per share).

The Company believes that the fees paid in each of the transactions described above approximate the fair market value for the services rendered. None of these transactions were on terms less favorable to the Company than if they were conducted with an unaffiliated party. The purchase price paid for the shares of Common Stock was the then-applicable formula price for the Common Stock specified in the Certificate, applicable to all purchases and sales of Common Stock.

Policies and Procedures Relating to the Review, Approval or Ratification of Related Person Transactions

The Company has several written policies governing employees’ and directors’ use of Company assets or transactions between employees or directors and the Company or its affiliates. Under these policies, the Company’s employees and directors owe their principal business loyalty to the Company. Specific policies require prior approval of an employee’s or director’s superiors prior to utilizing any of the Company’s equipment. In addition, employees and directors are required to report any financial interest which he or she or any family member may have in any entity doing business with the Company or its affiliates to the employee’s or director’s supervisor and the General Counsel. Furthermore, on February 15, 2007, the Company adopted a policy governing transactions between the Company and its subsidiaries and the Company’s officers, directors and the immediate family members of such officers and directors. Under this policy, transactions with executive officers (other than the chief executive officer) and their immediate family members in excess of $120,000 are required to be reviewed and approved or ratified by the chief executive officer, and $120,000 transactions with directors (who are not also executive officers), the chief executive officer and their immediate family members are required to be reviewed and approved or ratified by the Executive Committee of the Board. Each of the transactions described above under the caption “Certain Relationships and Related Person Transactions” were appropriately reported and/or disclosed as required by Company policies in effect at the time of the transaction.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board on October 31, 2003, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2006, each member of the Audit Committee discussed the interim financial information contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 with KPMG LLP, the Company’s independent registered public accounting firm, prior to filing such Quarterly Reports with the SEC.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from KPMG LLP a formal written statement describing all relationships between KPMG LLP and the Company that might bear on KPMG LLP’s independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with KPMG LLP any relationships that may impact their objectivity and independence and satisfied itself as to KPMG LLP’s independence. The Audit Committee also considered whether KPMG LLP’s provision of non-audit services to the Company and its affiliates is compatible with KPMG LLP’s independence. The Audit Committee also discussed with management, the internal auditors and KPMG LLP, the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both KPMG LLP and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with KPMG LLP all communications required by the Public Company Accounting Oversight Board (United States) standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of KPMG LLP’s examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed the audited financial statements of the Company, as of and for the fiscal year ended December 30, 2006, with management and KPMG LLP. Management has the responsibility for the preparation of the Company's financial statements and KPMG LLP has the responsibility for the examination of those statements.

Based upon the above-mentioned review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 30, 2006, for filing with the SEC. The Board concurred in such recommendation. The Audit Committee also appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 29, 2007.

The foregoing report has been furnished by the Audit Committee:

Michael R. McCarthy (Chairman)

Mogens C. Bay

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the Company’s independent registered public accounting firm for the fiscal year ended December 29, 2007. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. Fees billed by the Company’s independent registered public accounting firm, KPMG LLP, for the fiscal years ended December 31, 2005 and December 30, 2006 for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements, the review of the Company’s financial statements included in the Company’s Forms 10-Q and the audit of the Company’s internal controls over financial reporting were $2,106,096 and $2,259,839 respectively.  Included in these amounts are $839,987 of fees relating to 2004 billed in 2005 and $1,093,739 of fees relating to 2005 billed in 2006, respectively. Additionally, $575,000 of fees relating to 2006 were billed in 2007.

Audit-Related Fees. Fees billed by KPMG LLP for the fiscal years ended December 31, 2005 and December 30, 2006 for assurance and related services rendered by KPMG LLP and not included in Audit Fees above were $13,623 and $49,245 respectively.  Audit-related fees are primarily related to consultation on technical matters in 2005 and services relating to employee benefit plans in 2006.

Tax Fees. Fees billed by KPMG LLP for the fiscal years ended December 31, 2005 and December 30, 2006 for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning were $77,707 and $29,051 respectively.  Tax fees are related to tax return consultation on tax matters for expatriate employees.

All Other Fees. Fees billed by KPMG LLP for the fiscal years ended December 31, 2005 and December 30, 2006 for products and services provided by KPMG LLP other than as described in any of the categories above were $9,095 and $20,235 respectively.  All other fees are primarily in respect of services relating to government accounting practices and training.

Policy on Audit Committee Approval of Audit and Permissible Non-Audit Service

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, retaining, setting compensation, approving fees and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, on May 6, 2003, the Audit Committee established a policy to approve all audit and non-audit services provided by the independent registered public accounting firm.

Prior to engagement, the Audit Committee approves these services by category of service. The fees are estimated and the Audit Committee requires management to report actual fees versus the estimate periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services that are permitted under the SEC auditor independence rules but are not contemplated in the original approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee has delegated pre-approval authority for any engagement of less than $25,000 to the Company’s Chief Financial Officer (or Controller in the absence of the Chief Financial Officer). Any engagement approved by the Company’s Chief Financial Officer or Controller must be reported to the Audit Committee at its next scheduled meeting for approval.

The Audit Committee approved 100% of the services performed by KPMG LLP relating to “audit-related fees,” “tax fees,” and “all other fees” during 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives of Compensation Program. The objectives of the Company’s compensation program for the Named Executive Officers are to (a) reinforce the Company’s goal of continued profitability, (b) provide compensation that will attract and retain superior talent, (c) reward performance, and (d) align the Named Executive Officers’ interests with the success of the Company by placing a significant portion of total compensation at risk.

Elements of Compensation Program. The Company’s compensation program for the Named Executive Officers has two elements: salaries and bonuses. The program provides base salaries which are intended to equitably compensate the Named Executive Officers based upon their level of responsibility, complexity and importance of role, leadership and growth potential, and experience. Bonuses are the vehicle by which the Named Executive Officers can earn additional compensation depending on individual, business unit and Company performance. The Company has no other compensation programs for the Named Executive Officers.

Determination of Salary and Bonuses. A Named Executive Officer’s salary can change to reflect current market conditions, including cost of living adjustments, and changes in the Named Executive Officer’s responsibilities. Salary levels are reviewed annually in February and any changes in such salary levels are effective in April of each year.

The determination of the amount of bonuses, if any, payable to the Named Executive Officers with respect to a particular year, is dependent upon several quantitative and qualitative factors. The primary quantitative factor is whether or not the Company and/or a particular business unit is profitable for the year. Qualitative factors include the Named Executive Officer’s efforts and performance during the year and the particular projects a Named Executive Officer might be responsible for during a year (taking into account the fact that significant efforts on certain matters might not necessarily be directly reflected in the Company’s profitability for that particular year). Bonus determinations are made in February of each year based upon the Company’s performance for the prior year.

The Executive Committee reviews and supervises the preparation and calculation of recommended salary and bonus amounts. In setting salaries, the Compensation Committee considers the importance of linking a high proportion of Named Executive Officers’ compensation to the Company’s and the individual’s performance. The Compensation Committee has ultimate authority to approve and/or modify any salary or bonus recommendations, subject to the terms and conditions of the Peter Kiewit Sons’, Inc. 2004 Bonus Plan, as amended (the “Bonus Plan”). Under the Bonus Plan, the maximum bonus that can be paid to any of the Named Executive Officers for a particular year is 2.5% of the Company’s “net income before earnings or loss attributable to redeemable common stock” for such year. The Chief Executive Officer separately reviews and approves the salary and bonus of all of the other Named Executive Officers prior to making recommendations to the Executive Committee and the Compensation Committee.

2006 Compensation. During 2006, salary levels paid to the Named Executive Officers were increased in the range between 3% to 14% due to cost of living adjustments, increases in responsibility and level of performance. In determining the bonus amounts paid to the Named Executive Officers during 2006, the Compensation Committee considered the profitability of each of the Company and/or applicable business units, adjusted by the factors identified above.

Deductibility of Compensation. Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to certain of a corporation’s executive officers, unless certain requirements are met. The Company anticipates that all compensation paid to the Named Executive Officers during 2006 will be fully deductible under Section 162(m) of the Code.

Common Stock Ownership. For decades, the Company and its predecessors have had a policy of employee ownership. Under the terms of the Certificate, ownership of Common Stock is limited to active employees of the Company and its subsidiaries (and certain formerly affiliated entities for whom the Company currently manages mining operations), current directors of the Company and a limited number of estate planning vehicles for such employees and directors. Common Stock is sold annually to employees and directors at a formula price (determined annually) as specified in the Certificate, based on the Company’s book value. The Board and senior management of the Company select the employees and directors to whom the Common Stock is to be offered and determine the number of shares to be offered to each such employee or director, based upon consideration of a wide range of factors, including the employee’s or director’s performance and relative contribution to the Company’s economic performance, level of responsibility, potential, length of service and the amount of Common Stock already owned by such employee or director.

The Compensation Committee annually evaluates and approves the Named Executive Officers’ Common Stock ownership levels based upon the factors specified above. Given their positions with the Company, the Named Executive Officers own a significant portion of the issued and outstanding Common Stock (3,593,845 shares (19.4%), as of the Record Date).

Compensation Tables

Summary Compensation Table

The table below shows the annual compensation of the Named Executive Officers for the fiscal year ended December 30, 2006. The Company does not currently have plans under which options, stock appreciation rights, stock awards, long-term incentive compensation, profit sharing, pension or severance benefits are held by or provided to the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-equity incentive plan compensation ($)	All other compensation ($)(2)	Total ($)

Bruce E. Grewcock President and Chief Executive Officer	2006	750,000	(1)	3,100,000	32,155(3)	3,882,155

Michael J. Piechoski Senior Vice President and Chief Financial Officer	2006	236,600	(1)	170,000	11,100(4)	417,700

Douglas E. Patterson Executive Vice President	2006	403,000	(1)	1,250,000	11,643(5)	1,664,643

R. Michael Phelps Division Manager	2006	322,700	(1)	1,100,000		1,422,700

Richard W. Colf Executive Vice President	2006	416,000	(1)	875,000		1,291,000

(1)

The bonuses paid to the Named Executive Officers during 2006 are disclosed in the non-equity incentive plan compensation column of this Summary Compensation Table.

(2)

All other compensation includes perquisites and other personal benefits received by each of the Named Executive Officers, if, in the aggregate, in excess of $10,000. No Named Executive Officer, other than Mr. Grewcock, Mr. Piechoski and Mr. Patterson, received any other compensation in excess of the reporting threshold. Named Executive Officers also have access to tickets to sporting and other events for personal use, for which the Company does not incur incremental costs, if the tickets are not needed for business use.

(3)

The amount shown represents the Company paid portion of life, medical and long-term disability insurance, which the Company provides to all of its employees, the cost of Mr. Grewcock’s annual physical and the Company’s cost of Mr. Grewcock’s non-business use of corporate aircraft (based upon the Company’s hourly average per aircraft operating costs).

(4)

The amount shown represents the Company paid portion of life, medical and long-term disability insurance, which the Company provides to all of its employees, the cost of Mr. Piechoski’s annual physical and the Company’s cost of Mr. Piechoski’s non-business use of corporate aircraft (based upon the Company’s hourly average per aircraft operating costs).

(5)

The amount shown represents the Company paid portion of life, medical and long-term disability insurance, which the Company provides to all of its employees, the cost of Mr. Patterson’s annual physical and the Company’s cost of Mr. Patterson’s non-business use of corporate aircraft (based upon the Company’s hourly average per aircraft operating costs).

Director Compensation Table

The table below shows the compensation paid to the Company’s directors for services as director during the fiscal year ended December 30, 2006. The Company does not currently have plans under which options, stock appreciation rights, restricted stock awards, long-term incentive compensation, profit sharing, pension or severance benefits are held by or provided to the directors.

Name	Fees earned or paid in cash ($)	All other compensation ($)(1)	Total ($)

Michael R. McCarthy	$62,500	-	$62,500

Walter Scott Jr.	$40,500	$18,545(2)	$59,045

Mogens C. Bay	$57,500	-	$57,500

Richard Geary	$37,500	-	$37,500

William L. Grewcock(3)	$19,500	-	$19,500

Allan K. Kirkwood (4)	$18,000	-	$18,000

All Employee Directors (5)	-	-	-

(1)

All other compensation includes perquisites and other personal benefits received by each of the directors, if, in the aggregate, in excess of $10,000. No director, other than Mr. Scott, received any other compensation in excess of the reporting threshold.

(2)

Mr. Scott is the Chairman Emeritus of the Company and is provided executive office space in the Company’s headquarters building in Omaha, Nebraska. The amount disclosed represents the Company’s estimated incremental cost of this office space, determined based upon the internal rental rates charged to the Company’s home office departments and other affiliated entities.

(3)

William L. Grewcock retired from the Board effective June 12, 2006.

(4)

Mr. Kirkwood ceased being an employee on June 30, 2006, and became entitled to the payment of directors’ fees commencing on July 1, 2006.

(5)

Directors who are employees of the Company or its subsidiaries do not receive directors’ fees or any other compensation for services as a director. Employee directors are Scott L. Cassels, Richard W. Colf, Bruce E. Grewcock, Steven Hansen, Christopher J. Murphy, Douglas E. Patterson, R. Michael Phelps, Kirk R. Samuelson, Thomas S. Shelby and Kenneth E. Stinson.

Non-employee directors are paid annual directors’ fees of $30,000. Non-employee directors are also paid $1,500 for attending each meeting of the Board and each meeting of a committee of the Board. Non-employee directors are also paid $1,500 for attending the Company’s annual operations meeting or any other meeting at which such director attended in his capacity as a director at the request of the Company. The Chairman of the Audit Committee is paid an annual fee of $10,000 and non-employee directors who serve as chairman of any other committee of the Board are paid an annual fee of $5,000 for serving as chairman of any such committee. All payments are made quarterly in arrears. In addition, the Company reimburses non-employee directors for travel expenses incurred in connection with attending Company-related meetings.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Bay and McCarthy. Neither Mr. Bay nor Mr. McCarthy are or were formerly officers or employees of the Company or its subsidiaries.

During 2006, a subsidiary of the Company, provided construction services for Valmont Industries, Inc. See “Certain Relationships and Related Person Transactions” above.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the disclosure set forth above under the caption “Compensation Discussion and Analysis” with management. Management has the responsibility for the preparation of the foregoing disclosure.

Based upon the above-mentioned review and discussions with management, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement for filing with the SEC. The Board concurred in such recommendation.

The foregoing report has been furnished by the Compensation Committee:

Mogens C. Bay (Chairman)

Michael R. McCarthy

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows information about the ownership of Common Stock as of February 28, 2007, by the Company’s directors, nominees for director, the Named Executive Officers and each person who beneficially owns more than 5 percent of the Common Stock. The table also shows the ownership of Common Stock by all of the directors and executive officers as a group as of such date.

Name of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Shares

Bruce E. Grewcock (1) (2) (3)	1,337,641	7.21
Richard W. Colf (4) (5)	1,070,095	5.77
Douglas E. Patterson (6)	633,404	3.41
Steven Hansen (7)	507,346	2.73
Kenneth E. Stinson	446,503	2.41
R. Michael Phelps (8)	424,625	2.29
Scott L. Cassels (9)	302,718	1.63
Kirk R. Samuelson (10)	231,046	1.24
Thomas S. Shelby (11)	199,855	1.08
Christopher J. Murphy (12)	152,375	*
Michael J. Piechoski (13)	128,080	*
Mogens C. Bay	10,122	*
Allan K. Kirkwood	10,000	*
Michael R. McCarthy	7,642	*
Richard Geary	6,200	*
Walter Scott Jr.	6,200	*
Directors and Executive Officers
as a Group (20 Individuals) (14)	5,845,936	31.5

*

Less than 1%.

(1)

Mr. Grewcock’s address is c/o Kiewit Plaza, Omaha, Nebraska 68131.

(2)

Includes 783,848 shares of Common Stock held in trusts, for which Mr. Grewcock is the trustee with sole voting and investment powers.

(3)

Includes 490,851 shares of Common Stock which are pledged as security for loans in connection with the ownership of Mr. Grewcock’s shares of Common Stock.

(4)

Mr. Colf's address is c/o 2200 Columbia House Blvd., Vancouver, Washington 98661.

(5)

All of such shares of Common Stock  are pledged as security for loans in connection with the ownership of Mr. Colf’s shares of Common Stock.

(6)

All of such shares of Common Stock are pledged as security for loans in connection with the ownership of Mr. Patterson’s shares of Common Stock.

(7)

Includes 346,310 shares of Common Stock held in trusts, for which Mr. Hansen is the trustee with sole voting and investment powers.

(8)

Includes 421,163 shares of Common Stock which are pledged as security for loans in connection with the ownership of Mr. Phelps’ shares of Common Stock.

(9)

Includes 212,707 shares of Common Stock which are pledged as security for loans in connection with the ownership of Mr. Cassels’ shares of Common Stock.

(10)

All of such shares of Common Stock are pledged as security for loans in connection with the ownership of Mr. Samuelson’s shares of Common Stock.

(11)

All of such shares of Common Stock are pledged as security for loans in connection with the ownership of Mr. Shelby’s shares of Common Stock.

(12)

All of such shares of Common Stock are pledged as security for loans in connection with the ownership of Mr. Murphy’s shares of Common Stock.

(13)

All of such shares of Common Stock are pledged as security for loans in connection with the ownership of Mr. Piechoski’s shares of Common Stock.

(14)

Includes 3,911,660 shares of Common Stock which are pledged as security for loans in connection with the ownership of such Directors’ and Executive Officers’ shares of Common Stock.

THE CERTIFICATE AMENDMENT

The Board has approved, and recommends that the Stockholders approve, the Certificate Amendment to become effective promptly following its approval at the Annual Meeting. The text of the Certificate Amendment is set forth as Appendix III hereto.

Reasons For and Effects of the Certificate Amendment

Effective January 1, 2006, the Company become subject to Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” (“SFAS 150”). SFAS 150 requires entities with “mandatorily redeemable stock” to record the redemption value as a liability on the entity’s financial statements. In addition, changes in the aggregate redemption value of the “mandatorily redeemable stock” are required to be recorded as an expense on the entity’s financial statements. Consequently, as a result of the application of SFAS 150, the redemption value of the Company’s Common Stock is now required to be presented as a liability on the Company’s financial statements rather than as equity. In addition, any increase in the redemption value of the Common Stock is required to be presented as an expense on the Company’s financial statements rather than as an increase to equity.

On February 27, 2006, the Stockholders approved an amendment to the Certificate amending the definitions of “Formula Value” and “Common Share Price” to eliminate the impact of SFAS 150, so that both the “Formula Value” and “Common Share Price” calculated after the application of SFAS 150 equal what the “Formula Value” and “Common Share” would have been price prior to the application of SFAS 150.

The Certificate Amendment further amends the Certificate to modify the references to “stockholders’ equity” in Article Sixth, Section s (C)(1) and (C)(2) of the Certificate because of the distortive impact of the application of SFAS 150. Under the Certificate, approval of 2/3 of the Board is required to approve acquisitions or dispositions not in the primary, ordinary and regular course of the Company’s business, if the size of the transaction is in excess of 10% of the Company’s “stockholders’ equity”. As a consequence of the application of SFAS 150, “stockholders’ equity” is now reduced by the redemption value of the Company’s Common Stock. The Certificate Amendment deletes both of these references to “stockholders’ equity” and replaces them with “Formula Value” (without the reduction of the book value of the Company’ construction-related property, plant and equipment). Formula Value is defined in the Certificate generally as the Company’s assets less liabilities (excluding any liabilities associated with the redemption value of the Common Stock) (typically referred to as “stockholders’ equity”), less the book value of the Company’s construction-related property, plant and equipment. The use of Formula Value (without the reduction of the book value of the Company’s construction-related property, plant and equipment) as the test to determine the need to obtain approval of 2/3 of the Board, more closely relates to the intent of these provisions prior to the adoption of SFAS 150.

Vote Required For Approval of the Certificate Amendment

Approval of the Certificate Amendment requires the affirmative vote of the holders of at least 66⅔ of the issued and outstanding shares of Common Stock.

The Board unanimously recommends a vote FOR the Certificate Amendment.

BONUS PLAN AMENDMENT

Reasons For and Effects of the Bonus Plan Amendment

In 2004, the Company adopted, and the Stockholders approved the Bonus Plan. The Bonus Plan was adopted in accordance with Section 162(m) of the Code and the applicable regulations thereunder. Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to certain of a corporation’s executive officers, unless certain requirements are met. The purpose of the Bonus Plan is to promote the interests of the Company by providing an incentive for participating executive officers of the Company who contribute to the improvement of operating results of the Company and to reward outstanding performance on the part of those individuals whose decisions and actions most significantly affect the growth, profitability and efficient operations of the Company, while also permitting the Company to deduct the amount of such bonuses under Section 162(m) of the Code.

The Bonus Plan provides for the payment of annual incentive bonus awards to participants if, and only to the extent, that performance goals established by the Compensation Committee are met. The Bonus Plan provides that these goals may be expressed in terms of stock price, revenues, net income, earnings per share, or return on equity, and prior to its amendment, net earnings. Prior to its amendment, the Bonus Plan also provided that the maximum bonus that could be paid to any participant in any one year was limited to 2.5% of the Company’s net earnings.

As a result of the application of SFAS 150, changes in the aggregate redemption value of the Company’s Common Stock are required to be recorded as an expense on the Company’s financial statements rather than as an increase to equity.  Consequently, the Company’s net earnings, as reflected in the Company’s financial statements under the caption “net income”, no longer represent the correct measurement for the determination of performance goals or maximum bonus amounts.

In order to correct the distortive impact of SFAS 150, the Compensation Committee recommended that the Board adopt, and the Board adopted, amendments to the Bonus Plan so that performance goals and maximum bonus amounts would be measured in terms of the Company’s net income, and specifically, the Company’s “net income before earnings or loss attributable to redeemable common stock” (or similar or equivalent captioned line item on the Company’s financial statements) (“Income”), which may be more clearly understood than net earnings. The Company’s Income, as described, is equivalent to the Company’s net earnings (or net income) prior to the adoption of SFAS 150.

Although the Board and the Compensation Committee have the power under the terms of the Bonus Plan to amend the Plan to mitigate the impact of accounting changes or changes in accounting principles, the performance goals and the formula used to calculate the maximum amount of compensation that could be paid to any participant are material terms which must be adequately disclosed to and approved by the Stockholders in a separate vote in order to permit bonuses payable under the Bonus Plan to continue to be deductible under Section 162(m) of the Code. Accordingly, the Bonus Plan Amendment is being submitted to the Stockholders for approval at the Annual Meeting.

Summary of Material Terms of the Bonus Plan

The following summary of the Bonus Plan, as amended, is qualified in its entirety by the terms of the Bonus Plan, as amended, a copy of which is attached as Appendix IV (marked to show the amended terms) to this Proxy Statement.

The Bonus Plan is administered by the Compensation Committee and is intended to serve as a qualified performance-based compensation program under Section 162(m) of the Code, to permit bonuses paid by the Corporation, to be excluded from the  $1,000,000 deduction limit set forth in Section 162(m) of the Code.

The eligible participants of the Bonus Plan are the Named Executive Officers and any other executive officer selected by the Compensation Committee to participate in the Plan. There are currently 6 eligible participants. The Bonus Plan provides for the payment of annual incentive bonus awards to participants if, and only to the extent that, performance goals established by the Compensation Committee are met.

The goals established by the Compensation Committee can be expressed in terms of one or more pre-set financial or other objective goals as they relate to an individual, the Company as a whole, or to the business unit for which a particular executive officer is responsible. Financial goals may be expressed, for example, in terms of stock price, revenues, net income, earnings per share, or return on equity. The goals can include standards for minimum attainment, target attainment, and maximum attainment. The goals established by the Compensation Committee can be (but need not be) different each year and different goals may be applicable to different participants. The goals with respect to a particular plan year will be established not later than the latest date permissible under Section 162(m) of the Code. Any such goals shall (a) be determined in accordance with the Company’s audited financial statements and generally accepted accounting principles and reported upon by the Company’s independent public accountants, and (b) be based upon a standard under which a third party with knowledge of the relevant facts could determine whether the goal is met.

The Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant in each case based upon such factors as the Compensation Committee may deem relevant, but shall not increase the amount payable to any participant. Before any awards are paid to a Named Executive Officer, the Compensation Committee must certify that the performance goals and other material terms have been satisfied.

The Bonus Plan was first effective with respect to the 2004 plan year and has a five year term, ending with fiscal year 2008.

The Board can from time to time amend, suspend, or discontinue the Bonus Plan (including amendments which could increase the Company’s cost); provided, however, that no amendment which requires Stockholder approval in order for the Bonus Plan to continue to comply with Section 162(m) of the Code will be effective unless it receives the requisite Stockholder approval. In addition, the Compensation Committee can make such amendments as it deems necessary to comply with other applicable laws, rules, and regulations.

Under the SEC’s proxy rules, in the event that a registrant is requesting shareholder approval of a compensation plan, the registrant is required to disclose to the shareholders the benefits that will be payable to plan participants, to the extent that such amounts are presently determinable. Because performance goal criteria may vary from year to year and from participant to participant, benefits under the Bonus Plan are not presently determinable. Therefore, the Company has omitted the tabular disclosure of the amount of benefits payable under the Bonus Plan.

2007 Performance Goals

For the 2007 plan year, the Compensation Committee has established performance goals measured in terms of Income. The performance goals provide that the maximum bonus that could be paid for 2007 to any participant is 2.5% of the Company’s Income, which is also the maximum bonus that could be paid to any participant during any plan year under the Bonus Plan, subject to the Compensation Committee’s “negative discretion”, to reduce or eliminate (but not increase above the 2.5% maximum) the amount payable to any participant in each case based upon such factors as the Compensation Committee may deem relevant.

Vote Required For Approval of the Bonus Plan Amendment

Approval of the Bonus Plan Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon.

The Board unanimously recommends a vote FOR the Bonus Plan Amendment.

OTHER INFORMATION

Other Matters

It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with the discretion of the persons named in the proxy.

2008 Stockholder Proposals

Any proposal which a Stockholder intends to present at the 2008 Annual Meeting must be received by the Company on or before January 31, 2008 and in order for such proposal to be included in the proxy material of the Company relating to such meeting, such proposal must be received by the Company on or before November 16, 2007.

Stockholders wishing to communicate generally with the Board may direct any communications to the attention of the Chairman of the Board, at the Company’s corporate offices, Kiewit Plaza, Omaha, Nebraska 68131. The mailing envelope must contain a clear notation indicating that the enclosed materials are a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a Stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such correspondence and circulate them to the appropriate director or directors.

Stockholders wishing to nominate one or more persons for election as a director must comply with additional provisions as set forth in the Company’s Amended and Restated By-Laws. Generally, a Stockholder must give timely notice to the Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than sixty days prior to the meeting. The Amended and Restated By-Laws specify the information which must accompany such Stockholder notice, including the provision of certain information with respect to the persons nominated for election as directors and any information relating to the Stockholder that would be required to be disclosed in a proxy filing. Details of the provision of the Amended and Restated By-Laws may be obtained by any Stockholder from the Secretary of the Company. Any such proposals should be directed to the Secretary, Peter Kiewit Sons’, Inc., Kiewit Plaza, Omaha, Nebraska 68131.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. SEC Regulations require the Company to identify anyone who filed a required report late during the most recent fiscal year. The Company undertakes to make such filings for its directors and executive officers, and in 2006 all Section 16(a) filing requirements were met.

Annual Report

The Company is mailing to each Stockholder, along with this Proxy Statement, a copy of its annual report. The Company’s annual report is its Form 10-K for the fiscal year ending December 30, 2006, as filed with the SEC, which report is incorporated herein by this reference.

THE COMPANY WILL FURNISH WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF A STOCKHOLDER, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND EXHIBITS, FILED WITH THE SEC. WRITTEN REQUESTS SHOULD BE ADDRESSED TO THE STOCK REGISTRAR AT KIEWIT PLAZA, OMAHA, NEBRASKA 68131.

PETER KIEWIT SONS’, INC.

March 15, 2007

Appendix I

Peter Kiewit Sons’, Inc.

Amended and Restated Audit Committee Charter

October 31, 2003

I. General

The purpose of the Audit Committee  (“Committee”) is to assist the Board of Directors (“Board”) in fulfilling the Board’s oversight responsibilities for the Company’s financial reporting process, the audit process, the independent auditor’s qualifications and independence, and the process for monitoring compliance by the Company with applicable laws and regulations.

The Committee shall consist of two or more members of the Board. The Board shall appoint the Committee members and chair.  Each Committee member shall meet the independence, financial literacy, and experience requirements, and at least one member shall be designated as the “financial expert,” all as defined by applicable laws and regulations.

The Committee shall have the responsibilities described in this Charter.  The Committee shall meet at least four times a year, or more frequently as the Committee deems necessary.  The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibility.

II. Responsibilities

A.  Independent Auditor Selection

1)

The Committee shall appoint, compensate, retain and oversee the work of the independent auditor engaged to issue an audit report or perform other audit, review or attest services.  The independent auditor shall report directly to the Committee.

2)

The Committee shall resolve any disagreements between management and the independent auditor regarding financial reporting.

3)

The Committee may retain independent counsel, accountants or others, as it deems necessary, to advise the Committee from time to time.

4)

The Committee shall pre-approve any non-audit services performed by the independent auditor.

B.  Financial Statements

1)

The Committee shall review significant accounting and reporting issues and recent professional and regulatory pronouncements with management and the independent auditors, and shall review the impact of those matters on the Company’s financial statements.

2)

The Committee shall review the results of the audit, including any difficulties encountered, with management and the independent auditors.

3)

The Committee shall review the annual and quarterly financial statements of the Company.

4)

The Committee shall review the disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

5)

The Committee shall review the scope of internal and independent auditors' review of internal control over financial reporting and obtain reports on significant findings and recommendations, together with management's responses.

C.  Internal and External Audit

1)

The Committee shall review the annual plan, activities, staffing and organizational structure of internal audit at least annually with management and the Company’s audit director.

2)

The Committee shall review and confirm the independence of the independent auditors by obtaining statements from the independent auditors on relationships between the independent auditors and the Company, including non-audit services, and discussing these relationships with the independent auditors.

3)

The Committee shall provide an open avenue of communication between internal audit, the independent auditors and the Board, including meeting separately and periodically with management, the internal auditors and the independent auditors.

D.  Compliance

1)

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company related to accounting, internal control and auditing.

2)

The Committee shall establish procedures for confidential, anonymous submission by Company employees of concerns regarding accounting or auditing matters.

E.  Reporting

1)

The Committee shall regularly report to the Board about Committee activities, issues and related recommendations, including relevant SEC filings.

2)

The Committee shall report annually to the shareholders of the Company describing the Committee’s composition, responsibilities (including how they were discharged) and any other information required by applicable rule.

Appendix II

Peter Kiewit Sons’, Inc.

Compensation Committee Charter

February 27, 2007

The compensation committee shall consist entirely of two (2) or more members of the board of directors of Peter Kiewit Sons’, Inc. (the “Corporation”) who are considered “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision). Under the direction of the board of directors of the Corporation, the compensation committee shall have the following functions, responsibilities and authority:

(a)

To review, and approve or disapprove, all compensation of whatever nature to be paid to the “named executive officers” (as defined by applicable rules and regulations promulgated by the Securities and Exchange Commission and the Internal Revenue Service), all of the other “executive officers” of the Corporation designated as such by resolution of the board of directors and any other persons whom the board of directors specifically designate.

(b)

To review the ownership of the Corporation's securities by the named executive officers and make determinations concerning excessive stock ownership pursuant to Article Sixth (D)(3)(d) of the Corporation’s Restated Certificate of Incorporation with respect to the named executive officers.

(c)

To approve or disapprove, on behalf of the board of directors, the creation of bonus plans for the named executive officers and to establish and administer performance goals pursuant to such bonus plans and determine whether such performance goals have been attained.

(d)

At the specific request of the board of directors or the chairman of the board, conduct investigations, make recommendations, or perform other functions as requested.

(e)

To make recommendations to the board of directors about any other plans affecting the named executive officers’ remuneration, including fringe benefits, as well as ownership of the Corporation's stock and convertible debentures by the named executive officers.

(f)

To review and approve all requests by the named executive officers to transfer stock of the Corporation to transferees within the guidelines established by the Corporation’s By-laws.

Appendix III

CERTIFICATE AMENDMENT (1)

“ARTICLE SIXTH

POWERS OF THE CORPORATION AND OF THE

DIRECTORS AND STOCKHOLDERS

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation, its directors and stockholders:

* * * * *

(C) Limitations on Powers of Board. In limitation of those powers conferred by statute regarding the matters described in this paragraph (C), the Board of Directors is authorized to act as follows:

(1)

Substantial Acquisitions. To acquire for the Corporation any property, rights or privileges at such price and for such consideration and generally upon such terms and conditions as it thinks fit; provided, however, an affirmative vote of two-thirds of the whole Board of Directors shall be required for the Corporation to make a substantial acquisition not in the primary, ordinary and regular course of its business activities; and provided further that for the purposes of this subparagraph (1) "substantial acquisition" shall mean an acquisition (or a series of acquisitions which, in light of the period of time over which they are effected and the intentions of the Board of Directors in making them, should be characterized for the purposes of this subparagraph (1) as a single acquisition) with a price (excluding the amount of any assumed obligation and any amount paid out of the proceeds of a loan under the terms of either of which the lender has recourse only against the asset or assets being acquired) in excess of ten (10%) percent of the Formula Value (determined without reduction for the book value of Property, Plant and Equipment)~~total stockholders' equity of the Corporation, determined on a consolidated basis as of the fiscal year end immediately preceding such acquisition~~;

(2)

Substantial Dispositions. To dispose of for the Corporation any property, rights or privileges at such price and for such consideration and generally upon such terms and conditions as it thinks fit; provided, however, an affirmative vote of two-thirds of the whole Board of Directors shall be required for the Corporation to make a substantial disposition not in the primary, ordinary and regular course of its business activities; and provided that for the purpose of this subparagraph (2) "substantial disposition" shall mean a disposition (or a series of dispositions which, in light of the period of time over which they are effected and the intentions of the Board of Directors in making them, should be characterized for the purposes of this subparagraph (2) as a single disposition) with a price in excess of ten (10%) percent of the Formula Value (determined without reduction for the book value of Property, Plant and Equipment)~~total stockholders' equity of the Corporation, determined on a consolidated basis as of the fiscal year end immediately preceding such disposition~~; provided further, however, such sale or disposition shall not constitute a sale or disposition of all or substantially all of the Corporation's property and assets, the approval for which is hereinafter provided;”

___________________________________

(1) The text of the Certificate Amendment is marked to show changes from the current text of the Certificate. Added language is shown as double underlined text and deleted language is shown as strike-through text.

Appendix IV

PETER KIEWIT SONS’, INC.

2004 BONUS PLAN (1)

1.

Purposes.  The purposes of the Peter Kiewit Sons', Inc. 2004 Bonus Plan (the "Plan") are to attract and retain highly-qualified executives by providing appropriate performance-based short-term incentive awards and to serve as a qualified performance-based compensation program under Section 162(m) of the Code, in order to preserve the Company's tax deduction for compensation paid under the Plan to Covered Employees.

2. Definitions. The following terms, as used herein, shall have the following meanings:

(a) "Board" shall mean the Board of Directors of the Company.

(b) "Bonus" shall mean any annual incentive bonus award granted pursuant to the Plan, the payment of which shall be contingent upon the attainment of Performance Goals with respect to a Plan Year.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d)

"Committee" shall mean the Compensation Committee of the Board, any subcommittee thereof or any successor thereto designated by the Board to administer the Plan, the members of which satisfy the requirements specified in Section 5 hereof.

(e) "Company" shall mean Peter Kiewit Sons', Inc., a Delaware corporation, or any successor corporation.

(f) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code (or any successor provision).

(g)

"Executive Officers" shall mean an officer of the Company who, as of the beginning of a Plan Year, is an "executive officer" within the meaning of Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended.

(h) "Participant" shall mean the Covered Employees and any other Executive Officer selected by the Committee to participate in the Plan.

(i) “Performance Criteria” shall mean the performance criteria listed in Section 3 from among which the Committee may set Performance Goals for each Plan Year.

(j)

"Performance Goals" shall mean the performance goals established by the Committee from among the Performance Criteria listed in Section 3 which must be met during the Plan Year as a condition of the Participant's receipt of payment of a Bonus.

(k) "Plan" shall mean the Peter Kiewit Sons', Inc. 2004 Bonus Plan, as set forth herein and as amended from time to time.

(l) "Plan Year" shall mean the Company's fiscal year.

3.

Performance Goals.  (a) Not later than ninety (90) days after the commencement of any Plan Year (or such other date as may be necessary to secure the performance-based compensation exemption from the deduction limits of Section 162(m) of the Code), Performance Goals for the Plan Year shall be established by the Committee in writing based on or in terms of one or more or any combination of the following Performance Criteria: stock price, revenues, net ~~earnings~~income, earnings per share, or return on equity. As such, the Performance Goals may be based upon the Company’s “net income before earnings or loss attributable to redeemable common stock” (or similar or equivalent captioned line item on the Company’s financial statements) (“Income”). Performance Goals may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a business unit, department or function within the Company or a subsidiary.  In setting the Performance Goals for a Plan Year, the Committee may specify in advance that the effects of anticipated unusual charges or income items which may be distortive of financial results for the Plan Year will be excluded.

(b)

The determination of whether Performance Goals have been met shall (i) to the extent applicable, be based on financial results reflected in the Company’s audited financial statements prepared in accordance with generally accepted accounting principles and reported upon by the Company's independent accountants and (ii) be objective, so that a third party having knowledge of the relevant facts could determine whether such Performance Goals are met.  Notwithstanding the foregoing, the Committee may adjust any Performance Goals during or after the performance period to mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, divestitures or “extraordinary items” within the meaning of generally accepted accounting principles and that were not foreseen at the time such Performance Goals were established.

(c) The Performance Goals established by the Committee may be (but need not be) different for each Plan Year and different Performance Goals may be applicable to different Participants.

4. Bonuses.

(a)

In General.  For each Plan Year commencing with the Plan Year ending December 2004, the Committee shall, no later than the time specified in Section 3 hereof, specify the Participants for such Plan Year, the Performance Goals applicable to such Plan Year and the Bonus payable to Participants upon the attainment of the applicable Performance Goals.  The Committee may, in its discretion, reduce or eliminate the amount payable to any Participant (including a Covered Employee), in each case based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Covered Employee.  Unless otherwise provided by the Committee in its discretion in connection with the termination of employment of any Participant, payment of a Bonus for a particular Plan Year shall be made only if and to the extent the Performance Goals with respect to such Plan Year are attained and only if the Participant is employed by the Company or one of its Subsidiaries on the last day of such Plan Year.

(b)

Time of Payment.  Unless otherwise determined by the Committee, all payments in respect of Bonuses granted under this Section 4 shall be made no later than a reasonable period after the end of the Plan Year. In the case of Participants who are Covered Employees, unless otherwise determined by the Committee in connection with the termination of employment of any Participant, such payments shall be made only after achievement of the Performance Goals has been certified in writing by the Committee.

(c) Form of Payment. Payment of such Participant's Bonus for any Plan Year shall be made in cash.

(d)

Deferral Elections.  The Committee may establish additional terms, conditions, and administrative provisions that would allow the Company to offer a Participant the opportunity to make a timely election to defer the receipt of any or all of such Participant's Bonus under the Plan in respect of any Plan Year.

(e)

Maximum Bonus.  The maximum Bonus payable to any Participant during any Plan Year pursuant to the Plan is 2.5% of the positive Income~~net earnings~~ of Company and its Consolidated Subsidiaries, as shown in its Form 10-K (Consolidated Statement of Earnings) for the relevant year.

5.

Administration.  The Plan shall be administered by the Committee.  The Committee shall consist of two or more persons of which at least two of whom is an "outside director" within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and a secretary, however only the “outside director” members are eligible to vote on issues related to the Plan, and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.  All determinations of the Committee with respect to the Plan shall be made by a majority of its “outside director” members.   The Committee may conduct its business with members either present in person or participating via video or telephone conference at a meeting or by resolution(s) adopted pursuant to a unanimous written consent in lieu of a meeting.  The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the power to grant Bonuses; to determine the persons to whom and the time or times at which Bonuses shall be granted; to determine the terms, conditions, restrictions and performance criteria relating to any Bonus; to make adjustments in the Performance Goals in response to changes in applicable laws, regulations, or accounting principles to the extent not inconsistent with Section 162(m) of the Code and the regulations thereunder; except as otherwise provided in Section 4(a) hereof, to adjust compensation payable upon attainment of Performance Goals; to construe and interpret the Plan and any Bonus; to prescribe, amend and rescind rules and regulations relating to the Plan, including but not limited to rules and regulations referred to in Sections 4(c) and 4(d) hereof; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee, or such person may have under the Plan.  All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Bonus granted hereunder.

6. General Provisions.

(a)

Compliance With Legal Requirements.  The Plan and the granting of Bonuses, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b)

No Right To Continued Employment.  Nothing in the Plan or in any Bonus granted shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

(c)

Withholding Taxes.  The Company or any subsidiary employing any Participant shall have the authority and the right to deduct from all payments and distributions under the Plan any taxes required to be withheld by federal, state or local governments (including the participant’s FICA obligation).

(d)

Amendment and Termination of the Plan.  The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however that no amendment which requires shareholder approval in order for the Plan to continue to comply with the performance-based compensation exemption from Section 162(m) of the Code shall be effective unless the same shall be approved by the Committee and the requisite vote of the shareholders of the Company.  Additionally, the Committee may make such amendments as it deems necessary to comply with other applicable laws, rules and regulations.  Termination or amendment of the Plan during a Plan Year may be retroactive to the beginning of the Plan Year, at the discretion of the Committee.  If an amendment or termination of the Plan occurs during a Plan Year, the Committee shall determine when and to what extent, if any, Bonuses shall be paid for the portion of the Plan Year preceding the amendment or termination of the Plan.  Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Bonus previously granted under the Plan.

(e) Participant Rights. No Participant shall have any claim to be granted any Bonus under the Plan, and there is no obligation for uniformity of treatment among Participants.

(f)

Unfunded Status of Bonuses.  The Plan is intended to constitute an "unfunded" plan for incentive compensation.  With respect to any payments which at any time are not yet made to a Participant pursuant to a Bonus, nothing contained in the Plan or any Bonus award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(g)

Governing Law.  The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

(h)

Effective Date.  The Plan shall first be effective with respect to the 2004 Plan Year, but only if the Plan shall have been approved at the 2004 annual meeting of shareholders by the requisite vote approval of the shareholders of the Company. The amendments regarding Performance Goals and Maximum Bonus set forth in Paragraphs 3(a) and 4(e) are effective with respect to the 2007 Plan Year, but only if approved by the majority of the shareholders of the Company at the 2007 annual meeting of shareholders.

(i)

Interpretation.  The Plan is designed and intended to comply with the performance-based compensation exemption from Section 162(m) of the Code, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply.

(j)

Term.  No Bonus may be granted under the Plan with respect to any Plan Year after Plan Year 2008.  Bonuses made with respect to Plan Year 2008 or prior years, however, may extend beyond Plan Year 2008 and the provisions of the Plan shall continue to apply thereto.

_________________________

(1) The text of the 2004 Bonus Plan is marked to show the amended provisions. Added language is shown as double underlined text and deleted language is shown as strike-through text.

PETER KIEWIT SONS’, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Douglas A. Obermier and Gregory M. Broz, or either of them or their substitutes, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Peter Kiewit Sons’, Inc. held of record by the undersigned at the close of business on February 28, 2007, at the Annual Meeting of Stockholders to be held on Monday, April 16, 2007 at 10:00 a.m., or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR proposals 1 and 2 and FOR all of the nominees.  TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Proposal 1: Certificate Amendment
To Approve the Certificate Amendment	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 2: Bonus Plan Amendment
To Approve the Bonus Plan Amendment	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 3: Election of Directors

To elect the fifteen (15) nominees specified as follows as Directors:

Mogens C. Bay

      Steven Hansen

              R. Michael Phelps

Scott L. Cassels

      Allan K. Kirkwood

     Kirk R. Samuelson

Richard W. Colf

      Michael R. McCarthy

     Walter Scott, Jr.

Richard Geary

      Christopher J. Murphy

      Thomas S. Shelby

Bruce E. Grewcock  Douglas E. Patterson

       Kenneth E. Stinson

		[ ] FOR all nominees listed (except as otherwise specified below)	[ ] WITHHOLD authority to vote for all nominees

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the lines below.

Please sign exactly as name appears below.
[Name of Shareholder]

Date	Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.